1
Revised Organizational Structure
Effective July 1, 2008
HSCS
CMP
All Other
• Pharmaceutical Supply
Chain
• Nuclear Pharmacy and
Specialty
• Medical Supply Chain -
U.S.
• Medical Supply Chain -
Canada
• Presource
•
Clinical Technologies²
•
Clinical Services³
• Respiratory and
Neurocare
• Infection Prevention
• Medical Specialties
4
• Medicine Shoppe
International
• Pharmacy Services
• Tecomet (orthopedic
implants and
instruments)
• MedSystems (enteral
devices and airway
management products)
1 Not all businesses/products are listed herein.  Each segment will include its respective share of international.
2 Includes Infusion and Dispensing
3 Includes CareFusion, MedMined, and Mediqual
4 Includes V. Mueller, On-Site Services, and Interventional Specialties
Exhibit 99.3
1